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                                                                      Exhibit 10


                               MATERIAL CONTRACTS


The following material contracts of Navistar Financial 2002-B Owner Trust are incorporated herein by reference:

10.1 Purchase Agreement dated as of November 19, 2002, between Navistar Financial Corporation and Navistar Financial Retail Receivables Corporation, as Purchaser, with respect to Navistar Financial 2002-B Owner Trust, as Issuer. Filed as Exhibit 99.1 to Navistar Financial Retail Receivables Corporation's Form 8-K dated November 25, 2002. Filed on Registration No. 333-67112.

10.2 Pooling Agreement dated as of November 19, 2002, among Navistar Financial Corporation, as Servicer, and Navistar Financial Retail Receivables Corporation, as Seller, and Navistar Financial 2002-B Owner Trust, as Issuer. Filed as Exhibit 4.1 to Navistar Financial Retail Receivables Corporation's Form 8-K dated November 25, 2002. Filed on Registration No. 333-67112.

10.3 Servicing Agreement dated as of November 19, 2002, among Navistar Financial Corporation, as Servicer, and Navistar Financial Retail Receivables Corporation, as Seller, and Navistar Financial 2002-B Owner Trust, as Issuer. Filed as Exhibit 99.3 to Navistar Financial Retail Receivables Corporation's Form 8-K dated November 25, 2002. Filed on Registration No. 333-67112.

10.4 Trust Agreement dated as of November 19, 2002, between Navistar Financial Retail Receivables Corporation, as Seller, and Chase Manhattan Bank Delaware, as Owner Trustee, with respect to Navistar Financial 2002-B Owner Trust. Filed as Exhibit 4.3 to Navistar Financial Retail Receivables Corporation's Form 8-K dated November 25, 2002. Filed on Registration No. 333-67112.

10.5 Indenture dated as of November 19, 2002, between Navistar Financial 2002-B Owner Trust and The Bank of New York, as Indenture Trustee, with respect to Navistar Financial 2002-B Owner Trust. Filed as Exhibit 4.2 to Navistar Financial Retail Receivables Corporation's Form 8-K dated November 25, 2002. Filed on Registration No. 333-67112.